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                                                                    EXHIBIT 10.7
                                                                      (TO NOTES)


                      HIGH VOLTAGE ENGINEERING CORPORATION

                               VALUE CREATION PLAN

                                1997 RESTATEMENT


1. PURPOSE. The purpose of the High Voltage Engineering Corporation Value Creation Plan is to ensure the proper alignment of the interests of key executives with the interests of the stockholders of High Voltage Engineering Corporation and to reward the creation of value, division by division, within High Voltage Engineering Corporation.

2.      DEFINITIONS.

                "Award" means an award of Shares by the Committee to a Participant.

                "Capitalized Value," for any year, means six times EBITDA for that year.

                "Cause" means commission of a felony involving moral turpitude, causing injury to the Corporation or any of its employees, customers or suppliers or failure to follow lawful instructions from a superior officer of the Corporation or a Division after a reasonable period following notice within which to follow such instructions.

                "Committee" means the committee of persons appointed by the Board of Directors of the Corporation to administer the Plan.

                "Corporation" means High Voltage Engineering Corporation

                "Deal Value" means, for the sale of a Division, the present value (discounted at 16 2/3%) of the sale proceeds of the Division at the date of calculation or, for a Division that has sold stock in an initial public offering, the capitalized value of the Division reflecting the offering price.

                "Division" means a division, subsidiary or other business unit of the Corporation designated by the Committee.



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                "EBITDA" means, for any Division or for the Corporation, its operating earnings (excluding certain unusual or nonrecurring items) before interest, taxes, depreciation and amortization, as set forth on the Corporation's financial statement.

                "Ending Value" for any year means (a) the Ending Value of the prior year or, for the year in which an Award is made, the Initial Value, plus (b) 16 2/3% of the amount of (a), plus (c) the cost of any acquisition, capital expenditures and Working Capital increases, and minus (d) EBITDA, Working Capital decreases and asset sale proceeds.

                "Equity Participation Value" means the amount computed by converting the Share Value times the Shares held by a Participant that do not mature by reason of an initial public offering into units representing shares of common stock of the Division, calculated at the Deal Value, and multiplying that number of units by the fair market value of a share of common stock of the Division at the computation date, as determined by the Committee.

                "Initial Value" means, the Weighted Capitalized Value for the year before the year of an Award or, at the election of the Committee, the Weighted Capitalized Value for the year before that year. The Board of Directors of the Corporation may, at its discretion, direct the Committee to establish a different Initial Value.

                "Participant" means a person designated for participation in the Plan pursuant to the provisions of Section 3.

                "Plan" means the Corporation's Value Creation Plan, as set forth in this instrument as it may be amended from time to time.

                "Preferred Shares" means shares of a class of preferred stock of the Corporation which (a) is junior to any class of preferred stock of the Corporation held by the public, (b) is senior to the Corporation's common stock, (c) bears a dividend equal to the highest dividend payable on a class of preferred stock of the Corporation held by the public, and
        (d) must be redeemed by the Corporation not less than three nor more than five years from the date of issuance

                "Share" means a unit of interest in the Plan.


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                "Share Value" means one one-millionth of (a) the amount by which the Weighted Capitalized Value exceeds the Weighted Ending Value, or (b) if the Division has been sold, the amount by which the Deal Value exceeds the Weighted Ending Value, or (c) if the Division has sold stock in an initial public offering, the amount by which the Deal Value exceeds the Weighted Ending Value.

                "Weighted Capitalized Value," for any year, means the weighted average of Capitalized Value or Deal Value for that year and the two preceding years, with the most recent year given three weights, the preceding year two weights, and the preceding year one weight. If the period contains only two years, the weights are two and one; if only one year, that year is used.

                "Weighted Ending Value" means the weighted average Ending Value (but not below zero) over a three-year period, with the most recent year given three weights, the preceding year two weights, and the preceding year one weight. If the period contains only two years, the weights are two and one; if only one year, that year is used.

                "Working Capital" means the net amount of trade accounts receivable, inventory and accounts payable.

3. PARTICIPATION. The Committee shall determine persons eligible to participate in the Plan, shall specify the Division or the Corporation in which each Participant participates, and shall allocate Shares among Participants. Except as provided in this Section 3 or by vote of the Board of Directors of the Corporation, no more than 50,000 Shares shall be allocated with respect to any Division or the Corporation: the Robicon Division, 70,000 Shares; the Datcon Instrument Division, 55,000 Shares; and the Physical Electronics Division, 70,000 Shares.

4. MATURITY. Each Participant's Shares mature upon sale of the relevant Division, upon the completion of an initial public offering of stock of a Division or upon the Participant's assignment to another Division. The Committee, at its discretion, may declare at any time that any Shares shall mature at any date or that some or all of the Shares in a Division that has completed an initial public offering of stock will not mature. A portion of a Participant's Shares mature upon the Participant's termination of employment for any reason other than Cause: the portion is determined by multiplying the Participant's Shares by a fraction the numerator of



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        which is the number of full fiscal years that shall have elapsed between the date of the Participant's first Award under the Plan and the date of termination (not to exceed five) under the Plan and the denominator of which is five. Shares that do not mature pursuant to the preceding sentence, including Shares held by Participant whose employment is terminated for Cause, shall immediately be forfeited.

5. PAYMENT. Payment shall be made under subsection 5.1 or subsection 5.2, whichever is relevant, but only if the Participant, if living, shall have signed and delivered to the Corporation such agreement not to compete with the Corporation as the Corporation may reasonably request. Payment shall be subject to applicable withholding and employment taxes.

                5.1 PAYMENT FOLLOWING MATURITY. The Corporation shall make a single sum payment to a Participant or, in the event of death, the Participant's designated beneficiary within sixty days, or, if longer, within 120 days after the end of the Corporation's fiscal year after the Participant's Shares shall have matured. Except for Shares that do not mature following an initial public offering, the amount of the payment is the Share Value at the fiscal year end preceding maturity times the matured Shares held by the Participant. Payment shall be in cash unless the Corporation reasonably determines that its loan covenants and other commitments preclude payment in cash, in which event payment will be in the form of Preferred Shares with stated redemption value equal to the cash otherwise payable. For Shares that do not mature following an initial public offering, the amount of the payment is the Equity Participation Value times a fraction the numerator of which is the number of full fiscal years that shall have elapsed between the date of the Participant's first Award under the Plan and the date of termination (not to exceed five) under the Plan and the denominator of which is five.

                5.2 PAYMENT BEFORE MATURITY. A Participant may from time to time request the Corporation to redeem his/her Shares that would have matured if the Participant resigned from employment on the date of the request, not to exceed 50 percent of the total Shares awarded to the Participant, as amended to reflect dilution or additional Awards. The Corporation shall determine whether its cash requirements will permit it to honor the request and shall respond to the request within sixty days or, if longer, within 120 days after the end of the Corporation's fiscal year. If the


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        Corporation determines to redeem the requested Shares, it will make prompt payment in the amount of the Shares so redeemed times the Share Value at the fiscal year end preceding redemption.

6. MANAGEMENT AUTHORITY. Nothing in the Plan shall limit the right of the Corporation to manage the affairs of the Corporation and the Divisions as it deems appropriate or to limit the power of the Corporation to terminate the employment of any Participant at any time. If the Corporation causes two Divisions to merge, it may determine that one has sold its assets and transferred its employees to the other for purposes of implementing this Plan. The Corporation may give periodic reports to Participants, but values based on operating results other than audited year end results are only for illustration and may subsequently be corrected.

7. UNFUNDED PLAN. The Plan is an unfunded Plan of deferred compensation, and no Participant shall have any interest in any assets of the Corporation or any Division.

8. AMENDMENT; TERMINATION. The Corporation has the power to amend the plan at any time and from time to time and to terminate the plan at any time. No amendment or termination may reduce the Share Value of any Division or the number of Shares held by any Participant at the date of the amendment or termination.




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                      HIGH VOLTAGE ENGINEERING CORPORATION

                               VALUE CREATION PLAN

                                   AWARD FORM
                                   ----------




Name                      __________________________________________

Division                  __________________________________________

Shares Awarded:           __________________________________________

Initial Form              [ ]

Amended Form              [ ]

Beneficiary:              [ ]   _________________________, if living;
(may be changed)
                                otherwise___________________________

                          [ ]   _________________________________and
                                __________________________, in equal
                                shares if both are living; otherwise,

                                ____________________________________

                          [ ]   other: _____________________________
                                ____________________________________
                                ____________________________________


                                HIGH VOLTAGE ENGINEERING CORPORATION

                                By:_________________________________

                                Date: ______________________________

                                ____________________________________
                                           Participant

                                Date: ______________________________






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                      HIGH VOLTAGE ENGINEERING CORPORATION

                               VALUE CREATION PLAN

                                  PAYMENT FORM
                                  ------------


Name                                _______________________________________

Division                            _______________________________________

Shares Awarded:                     _______________________________________

Current Share Value:                _______________________________________

Shares Paid Out:                    _______________________________________

Amount Paid Out:                    _______________________________________

Shares Remaining:                   _______________________________________



                                       HIGH VOLTAGE ENGINEERING CORPORATION

                                       By: ________________________________

                                       Date: ______________________________

                                       ____________________________________
                                                   Participant

                                       Date: ______________________________